VegaShares US Equity Autocallable Income ETF

VAIE

a series of VegaShares ETF Trust

SUMMARY PROSPECTUS

March 30, 2026

Advised by: Vega Capital Partners LLC

www.VegaSharesETFs.com	phone: 1-888-862-3299

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. The Fund's prospectus and statement of additional information dated March 30, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.VegaSharesETFs.com or by calling 1-888-862-3299.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE Arca, Inc.

Fund Summary: VegaShares US EQUITY AUTOCALLABLE Income ETF

INVESTMENT OBJECTIVE

The Fund seeks to generate high income while providing reduced downside risk through exposure to the NYSE® U.S. 500 Adaptive Vol Autocallable Index (the "Laddered Autocall Index"). The Laddered Autocall Index replicates the performance of a diversified portfolio of synthetic autocallable notes (each an "Autocall" and together, the "Index Portfolio").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.74%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.74%
1	Pursuant to an investment advisory agreement, Vega Capital Partners LLC (the "adviser") pays all operating expenses of the Fund other than the management fee, borrowing costs such as interest charges, loan commitment fees and origination fees, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and litigation expenses and other non-routine or extraordinary expenses, where extraordinary is determined by the Board of Trustees.
2	Other Expenses are estimated for the current fiscal year. In addition, "Other Expenses" does not include fees paid to the Fund's swap contract counterparties. These fees, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the swap contracts (i.e., the fees reduce the investment return of the swap contract) and represent an indirect cost of investing in the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$76	$237

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. The Fund has adopted a non-fundamental investment policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that provide exposure to the NYSE® U.S. 500 Adaptive Vol Autocallable Index (the "Laddered Autocall Index"). The Laddered Autocall Index is composed of a diversified portfolio of US equity-linked synthetic autocallable notes (each an "Autocallable"). In general, an Autocallable can be thought of as a financial instrument that has interest payments, maturity, and payment at maturity linked to an index. As a conceptual example, an Autocallable would make 1% quarterly interest payments so long as its reference index at or above the "Coupon Barrier" on the coupon observation dates. Similarly, so long as its reference index is below the "Autocallable Barrier" on the Autocallable observation dates, maturity would occur at the original stated maturity date (but you could still lose money if it breaches its "Principal Barrier"). However, if the reference index is at or above the Autocallable Barrier on an Autocallable observation date, the Autocallable would be automatically called, and maturity would occur early with early maturity payment at par. In the alternative, if the Autocallable has not been called and at the stated maturity date the refence index is below the Principal Barrier, maturity payment would not be at par, but rather at a lesser amount that would reflect the loss of the reference index.

The adviser aims to use financial instruments such as total return swaps to gain exposure to the level of the Laddered Autocallable Index. Under normal market conditions, the Fund will enter into one or more swap agreements with major global financial institutions. Through each swap agreement, the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Laddered Autocallable Index. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or change in value of a particular dollar amount representing the Laddered Autocallable Index. Because the Fund's swap strategy may not consume all its assets, the Fund may invest in short-term U.S. Treasury securities, money market funds or ETFs that holds short-term U.S. Treasury securities.

Laddered Autocall Index Constituents

The Laddered Autocall Index is composed of a theoretical portfolio of 52 Autocallables in a laddered maturity alignment with the following characteristics.

Autocallable	Specific Feature
Reference index	One of the 11 underlying reference indices
Face (Par) Value	100
Maturity (Tenor)	5 to 5.75 years. Every maturity date is 4.5 years after the Non-call Period, this ensures each maturity date is unique.
Non-call Period	6 to 15 months. Each of the 52 Autocallables has its unique anchor date (each anchor date spread 1 week apart over 52 weeks) that determines its first callable date.
Interest Coupon Payment	Monthly
Autocallable Barrier	104.50% (stepping down by 0.25% each quarter to 100%)
Principal Barrier	70.00%
Coupon Barrier	70.00%

Each Autocallable in the Laddered Autocall Index has three main components.

▪	Call Feature: Upon the expiration of each Autocallable's non-callable period, the Autocallable will automatically be called prior to its scheduled maturity date if its underlying reference index reaches or exceeds the Autocallable Barrier on a quarterly observation date.

▪	Contingent Coupon: A coupon is paid monthly on the Autocallable if, on the monthly observation date, the performance of its underlying reference index is at or above the Coupon Barrier. If its underlying reference index is below the Coupon Barrier on a monthly observation date, no coupon will be paid for that period.

▪	Contingent Principal Protection: If an Autocallable is not called prior to its stated maturity, its principal is fully protected if its underlying reference index is at or above the Principal Barrier. If the underlying reference index is below the Principal Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the underlying reference index.

The Laddered Autocall Index employs a roll mechanism whereby any Autocalls that have been auto called or matured are immediately replaced by new Autocalls. Among the 52 Autocalls, each has a unique anchor date within the calendar year, one for each of the 52 weeks in the year. The anchor date for each Autocall determines first callable date (with the Non-call Period at a minimum of 6 months from inception date), and subsequently the maturity date (which is always 4.5 years from first callable date). This approach has the effect of diversifying entry points and maturity dates, and thus minimizing timing risk.

Autocall Underlying Reference Indexes

Each Autocall's coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund's total return, is contingent and with respect to principal value at maturity, based on the performance on one of the NYSE® U.S. 500 Target Volatility+ indices in the NYSE® U.S. 500 Target Volatility+ Index Series (each, an "Underlying Reference Index", and collectively, the "Underlying Reference Index Family"), which provides volatility-adjusted exposure to the NYSE® U.S. 500 Index (the "NYSE® U.S. 500 Index"). Each Underlying Reference Index is intended to be an excess return style index, and not a total return index. The NYSE® U.S. 500 Index has significant exposure to companies in the technology sector.

The Underlying Reference Index Family is comprised of 11 Underlying Reference Indexes, each targeting a specific whole-number volatility level from 25% to 35%. For example, the Underlying Reference Index targeting volatility level of 25% is the NYSE® U.S. 500 Target Volatility+ 25% Index and would be referred to as "Underlying Reference Index Volta 25"; the Underlying Reference Index targeting volatility level of 30% is the NYSE® U.S. 500 Target Volatility+ 30% Index and would be referred to as "Underlying Reference Index Volta 30".

Each Autocall, at the time of inception and being added to the Index Portfolio, references one of the 11 Underlying Reference Indices in the Underlying Reference Index Family. The volatility target of the Underlying Reference Index underlying that Autocall would most closely match the sum of (1) the 1-month implied volatility level of the SPY (an ETF designed to track the US large cap equity market) measured one trading day prior to the inception of each Autocall, plus (2) a fixed 15% volatility add on. Additionally, the volatility target is subject to a minimum volatility floor of 25%, and a maximum volatility cap of 35%.

An Underlying Reference Index aligns its volatility target daily by adjusting notional exposure (the "Leverage Factor") to the NYSE® U.S. 500 Index. The Leverage Factor can be higher or lower than 100%, subject to a maximum exposure cap of 300%. Each day, the Leverage Factor resets, and is calculated as: the volatility target of the Underlying Reference Index divided by the lesser of (a) truVol®, a higher-frequency measure of realized volatility on the SPY, and (b) a realized volatility measure ("Realized Volatility Measure") derived from the average of a short-term realized variance and a long-term realized variance on the NYSE® U.S. 500 Index. The Leverage Factor on each Underlying Reference Index is dynamic and could adjust to a higher level if its historical realized volatility is lower than its target volatility, and vice versa.

truVol® is a proprietary volatility-calculation methodology developed by Salt Financial LLC. The truVol® methodology takes into consideration intraday, 15-minute movements of the SPY in determining realized volatility, allowing for a more reactive and higher-frequency calculation of realized volatility in comparison to other measures that are conventionally calculated using only daily returns. Further detail on truVol® is available at https://saltfinancial.com/solutions/#truvol.

The short-term realized variance is determined by an exponentially-weight moving average ("EWMA") methodology with a decay factor of 94%. With a decay factor of 94%, the EWMA variance assigns a weight of 6% to the most recent daily price change. The next most recent daily price change has a weight equal to 94% of 6%, which is 5.64%. The next most recent daily price change after that has a weight equal to 94% of 5.64%, which is 5.30%, and so on. The 10 most recent daily price changes account for approximately 46% of the weight of the EWMA variance measure with a decay factor of 94%.

The long-term realized variance is determined by an EWMA methodology with a decay factor of 97%. With a decay factor of 97%, the EWMA variance assigns a weight of 3% to the most recent daily price change. The next most recent daily price change has a weight equal to 97% of 3%, which is 2.91%. The next most recent daily price change after that has a weight equal to 97% of 2.91%, which is 2.82%, and so on. The 10 most recent daily price changes account for approximately 26% of the weight of the EWMA variance measure with a decay factor of 97%.

The Underlying Reference Index provides higher Leverage Factor when market volatility is low, and lower Leverage Factor when market volatility is high. For example, the Underlying Reference Index Volta 25 has a volatility target of 25%. If the lesser of (a) truVol®, and (b) the Realized Volatility Measure was 20%, the Underlying Reference Index Volta 25 would represent a 125% notional exposure, or Leverage Factor, to the NYSE® U.S. 500 Index. If the lesser of (a) truVol®, and (b) the Realized Volatility Measure was 40%, the Underlying Reference Index Volta 25 would represent a 62.5% notional exposure, or Leverage Factor, to the NYSE® U.S. 500 Index.

Since the maximum Leverage Factor is capped at 300%, in a low realized volatility environment, the volatility of the Underlying Reference Index may realize lower than its intended volatility target. For example, the Underlying Reference Index Volta 35 has a volatility target of 35%. If the lesser of (a) truVol®, and (b) the Realized Volatility Measure was 10%, the Underlying Reference Index Volta 35 would represent a 300% maximum notional exposure, or Leverage Factor, to the NYSE® U.S. 500 Index. It will not, however, represent a 350% Leverage Factor. In other words, the Underlying Reference Index Volta 35 would have a capped volatility target of 30% on that day.

In addition, each Underlying Reference Index is subject to the following imputed costs that are applied to the index value, deducted daily: (1) a notional financing cost (US Federal Funds Effective Rate plus a funding spread reflected by the cost of financing S&P 500 index futures), (2) a fixed synthetic dividend, or return decrement, of 6% per annum, and (3) a transaction cost (0.01% on the change in its notional exposure to the NYSE® U.S. 500 Index). Each Underlying Reference Index is intended to be an excess return index, and not a total return index. The annualized notional financing cost is an approximation of establishing notional exposure to the NYSE® U.S. 500 Index using borrowed funds. The 6% per annum return decrement is further subtracted from the return of each Underlying Reference Index regardless of the actual dividends paid by the constituent securities of the NYSE® U.S. 500 Index. The transaction cost is meant to reflect the bid/ask cost incurred daily in adjusting the Underlying Reference Index's notional exposure to the NYSE® U.S. 500 Index. These costs will create a constant drag on the performance of each Underlying Reference Index, potentially offsetting positive returns of the NYSE® U.S. 500 Index, and exacerbating negative returns; even if the return on the NYSE® U.S. 500 Index is flat, each Underlying Reference Index will decline daily due to the costs described above.

Implementation Glossary

Feature	Description	Specifics
Autocallable Barrier	Predetermined level of the Underlying Reference Index, which if reached or exceeded on specified observation dates will cause the Autocallable to automatically mature (i.e. be "called").	104.50% of the value of the Underlying Reference Index as at the date the Autocallable becomes first callable. Quarterly step down of 0.25%, to a minimum level of 100%.
Coupon Barrier	Predetermined level of with respect to the Underlying Reference Index which if reached or exceeded on specified observation dates will cause a fixed coupon amount to be paid (the "Coupon").	70% of the value of the Underlying Reference Index as at the date it is included in the Index Portfolio.
Principal Barrier	Predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable will result in the full repayment of principal.	70% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Autocallable Call Feature Observation Dates	Predetermined dates on which the level of the Underlying Reference Index is compared to the Autocallable Barrier.	Quarterly. First callable observation date starts 6 to 15 months from inception of the Autocallable. Each of the 52 Autocallables has its unique anchor date that determines its first callable date.
Contingent Principal Protection Observation Date	A predetermined date on which the level of the Underlying Reference Index is compared to the Principal Barrier.	The maturity date.
Contingent Coupon Payment Observation Dates	Predetermined dates on which the level of the Underlying Reference Index is compared to the Coupon Barrier.	Monthly.
Maturity Date	The final observation date, on which the Autocallable terminates and the final cash flows are determined.	5 to 5.75 years. Every Maturity Date is 4.5 years after the first Autocallable Call Feature Observation Date, this ensures each Maturity Date is unique.
Coupon Percentage	Annualized percentage number that determines the size of the Coupon to be made on Contingent Coupon Payment Observation Dates, if the relevant payout and return characteristics have been met.	The Coupon rate is established via prevailing current market environments and specific parameters with the Underlying Reference Index.

The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the NYSE® U.S. 500 Index. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Sector Risk. The NYSE® U.S. 500 Index has significant exposure to companies in the technology sector. The Fund is likely to be more adversely affected by any negative performance of the technology sector than funds that have more diversified holdings across a number of sectors. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Autocallable Risk. The Fund's returns are correlated to the performance of the Autocallables included in the Laddered Autocallable Index. Autocallables are unique financial instruments and have certain characteristics that may be unfamiliar to many investors:

o	Coupon Payment Risk. A coupon payment from an Autocallable is not guaranteed and will not be made if the respective reference index breaches the respective coupon barrier on any given observation date. As a result, the Fund may generate significantly less income than anticipated during market downturns.

o	Autocall Barrier Risk. If the respective reference index reaches or breaches the respective autocall barrier for any given Autocallable on an observation date after the expiration of the respective non-callable period, then the Autocallable will be called before its scheduled maturity. This automatic early redemption could force reinvestment of that portion of the Laddered Autocallable Index at lower rates if market yields have declined.

o	Maturity Barrier Risk. If the respective reference index is below the respective maturity barrier for an Autocallable on the day that the Autocallable matures, the Fund will be fully exposed to the downside of the respective reference index from its initial level and the amount of principal repaid to the Fund will be reduced by an amount equal to that downside performance of the respective index. This conditional protection creates a binary outcome that can result in sudden, significant losses if a maturity barrier is breached. If a reference index's value is at or near its maturity barrier for an Autocallable at the end of the Autocallable's maturity, small changes in the value of the reference index could result in dramatic changes in the value of the Autocallable and Laddered Autocallable Index and therefore the Fund's NAV. Investors should understand these risks before investing in the Fund.

Indirect Debt Instruments Risk. Because of its link to Autocallables, the Fund is also indirectly exposed to credit risk, interest rate risk, and liquidity risk.

Swap Agreements Risk. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses. A swap counterparty may default on its obligations to the Fund.

Index Risk. Each Underlying Reference Index is subject to imputed costs which create a constant drag on the performance of each Underlying Reference Index, potentially offsetting positive returns of the NYSE® U.S. 500 Index, and exacerbating negative returns. Each Underlying Reference Index employs a volatility targeting mechanism which may not perform as expected. An Underlying Reference Index may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. The use of implied volatility rather than realized volatility may not accurately predict future market volatility. Rebalancing frequency may not respond quickly enough to rapid market changes.

There can be no guarantee that an Underlying Reference Index or the Laddered Autocallable Index will be maintained indefinitely or that the Fund will be able to continue to utilize an Underlying Reference Index or the Laddered Autocallable Index to implement the Fund's principal investment strategies indefinitely. If necessary, the adviser or the Fund's Board of Trustees may substitute an Underlying Reference Index or the Laddered Autocallable Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to an Underlying Reference Index or the Laddered Autocallable Index, as applicable. Unavailability of an index could affect adversely the ability of the Fund to achieve its investment objective. In addition, the Fund's investments in derivatives relating to the Laddered Autocallable Index may underperform the return of the Laddered Autocallable Index.

Active Management Risk. The Fund is subject to the risk that the investment management strategy of the adviser may not produce the intended results and may negatively impact Fund performance. The adviser is recently formed and has not previously managed an ETF or other investment company.

Distribution Tax Risk. The Fund's distributions may exceed the Fund's income and gains for the Fund's taxable year. Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Because a portion of the Fund's distributions will likely consist of return of capital, the Fund may not be appropriate for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Limited History of Operations Risk. The Fund is a new ETF and has limited history of operations for investors to evaluate.

Non-Diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to the potential for greater volatility than a diversified fund.

Cash Create and Redeem Transaction Risk. At certain times, the Fund may effect its creations and redemptions primarily for cash, rather than in-kind instruments. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund's shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund's NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund's NAV.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

•	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

•	Not Individually Redeemable. The Fund's shares ("Shares") are not redeemable by retail investors and may be redeemed only by Authorized Participants ("APs") at net asset value ("NAV") and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

•	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the "Exchange") may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

o	In times of market stress, market makers may step away from their role of market making in Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund's NAV.

o	The market price of the Shares may deviate from the Fund's NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund's NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund's NAV.

•	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.VegaSharesETFs.com or by calling 1-888-862-3299.

MANAGEMENT OF THE FUND

Investment Adviser

Vega Capital Partners LLC.

Portfolio Manager

Sunny Wong, Managing Partner of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2026.

Sub-Adviser

The adviser delegates execution of the trading aspect Fund's investment strategy to a sub-adviser, Tidal Investments LLC.

PURCHASE AND SALE OF FUND SHARES

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a "Creation Unit," or multiples thereof, and only with authorized participants ("Authorized Participants") which have entered into contractual arrangements with the Fund's distributor, Foreside Financial Services, LLC, (the "Distributor"). Creation Unit transactions are typically conducted in exchange for a portfolio closely approximating the holdings of the Fund and/or cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio holdings, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that the Fund might not have incurred if it had made creation or redemption in-kind. These costs are imposed on the Fund, and thus decrease the Fund's net asset value, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund's distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.